                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-3, Form S-4, Form S-8 or any other appropriate Form) with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the acquisition by the Company of International Network Services including up to 75,000 shares to be offered under International Network Services' 401(k) Plan; and

     WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of August, 1999.

                                          By      /s/ RICHARD A. MCGINN

                                            ------------------------------------
                                            Richard A. McGinn
                                            Chairman of the Board and
                                            Chief Executive Officer

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-3, Form S-4, Form S-8 or any other appropriate Form) with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the acquisition by the Company of International Network Services including up to 75,000 shares to be offered under International Network Services' 401(k) Plan; and

     WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of September, 1999.

                                          By     /s/ DONALD K. PETERSON

                                            ------------------------------------
                                            Donald K. Peterson
                                            Executive Vice President
                                            and Chief Financial Officer

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-3, Form S-4, Form S-8 or any other appropriate Form) with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the acquisition by the Company of International Network Services including up to 75,000 shares to be offered under International Network Services' 401(k) Plan; and

     WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of September, 1999.

                                          By:       /s/ JAMES S. LUSK

                                            ------------------------------------
                                            James S. Lusk
                                            Vice President and Controller

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-3, Form S-4, Form S-8 or any other appropriate Form) with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the acquisition by the Company of International Network Services including up to 75,000 shares to be offered under International Network Services' 401(k) Plan; and

     WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of August, 1999.

                                          By       /s/ PAUL A. ALLAIRE

                                            ------------------------------------
                                            Paul A. Allaire
                                            Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-3, Form S-4, Form S-8 or any other appropriate Form) with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the acquisition by the Company of International Network Services including up to 75,000 shares to be offered under International Network Services' 401(k) Plan; and

     WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of August, 1999.

                                          By       /s/ CARLA A. HILLS

                                            ------------------------------------
                                            Carla A. Hills
                                            Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-3, Form S-4, Form S-8 or any other appropriate Form) with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the acquisition by the Company of International Network Services including up to 75,000 shares to be offered under International Network Services' 401(k) Plan; and

     WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of August, 1999.

                                          By         /s/ DREW LEWIS

                                            ------------------------------------
                                            Drew Lewis
                                            Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-3, Form S-4, Form S-8 or any other appropriate Form) with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the acquisition by the Company of International Network Services including up to 75,000 shares to be offered under International Network Services' 401(k) Plan; and

     WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of August, 1999.

                                          By       /s/ PAUL H. O'NEILL

                                            ------------------------------------
                                            Paul H. O'Neill
                                            Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-3, Form S-4, Form S-8 or any other appropriate Form) with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the acquisition by the Company of International Network Services including up to 75,000 shares to be offered under International Network Services' 401(k) Plan; and

     WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of August, 1999.

                                          By      /s/ DONALD S. PERKINS

                                            ------------------------------------
                                            Donald S. Perkins
                                            Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-3, Form S-4, Form S-8 or any other appropriate Form) with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the acquisition by the Company of International Network Services including up to 75,000 shares to be offered under International Network Services' 401(k) Plan; and

     WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of August, 1999.

                                          By      /s/ HENRY B. SCHACHT

                                            ------------------------------------
                                            Henry B. Schacht
                                            Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-3, Form S-4, Form S-8 or any other appropriate Form) with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the acquisition by the Company of International Network Services including up to 75,000 shares to be offered under International Network Services' 401(k) Plan; and

     WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of August, 1999.

                                          By     /s/ FRANKLIN A. THOMAS

                                            ------------------------------------
                                            Franklin A. Thomas
                                            Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-3, Form S-4, Form S-8 or any other appropriate Form) with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the acquisition by the Company of International Network Services including up to 75,000 shares to be offered under International Network Services' 401(k) Plan; and

     WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 31st day of August, 1999.

                                          By        /s/ JOHN A. YOUNG

                                            ------------------------------------
                                            John A. Young Director